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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 17, 2004




                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-50516                 13-4104684
----------------------------    --------------------     ----------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Numbers)           Identification No.)


      3 Times Square, 12th Floor
             New York, NY                                            10036
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure

         On August 17, 2004, Eyetech Pharmaceuticals, Inc. and Pfizer Inc announced the acceptance by the U.S. Food and Drug Administration of their complete new drug application for the use of Macugen(TM) (pegaptanib sodium injection) in the treatment of neovascular age-related macular degeneration. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The furnishing of the attached press release is not an admission as to the materiality of any of the information set forth herein or in such press release.

         The information in this Item 9 of Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2004              EYETECH PHARMACEUTICALS, INC.


                                    By:  /s/ Glenn P. Sblendorio
                                       ---------------------------
                                       Name:  Glenn P. Sblendorio
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
99.1                Press release dated August 17, 2004 announcing the
                    acceptance by the U.S. Food and Drug Administration of Eyetech and Pfizer Inc's complete new drug application for the use of Macugen(TM) (pegaptanib sodium injection) in the treatment of neovascular age-related macular degeneration.